Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN VALUE INVESTORS TRUST

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS
Franklin Alternative Strategies Fund
FRANKLIN MUTUAL SERIES FUNDS
Franklin Mutual Beacon Fund
Franklin Mutual Global Discovery Fund
Franklin Mutual International Value Fund
Franklin Mutual Quest Fund
Franklin Mutual Shares Fund
FRANKLIN VALUE INVESTORS TRUST
Franklin Mutual U.S. Mid Cap Value Fund
Franklin Mutual Small-Mid Cap Value Fund
Franklin Small Cap Value Fund
IMPORTANT SHAREHOLDER INFORMATION
Enclosed are materials for a Special Joint Meeting of Shareholders of Franklin Alternative Strategies Funds, Franklin Mutual Series Funds and Franklin Value Investors Trust (together, the “Trusts,” and individually, a “Trust”), on behalf of the series of each Trust listed above (together, the “Funds,” and individually, a “Fund”), which will be conducted on June 4, 2026, at 1:00 p.m., Pacific time, at the offices of Franklin Templeton, One Franklin Parkway, San Mateo, California 94403-1906, to vote on the election of trustees for each of the Trusts (the “Proposal”). The enclosed materials discuss the Proposal and contain the Notice of Special Meeting, proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund(s) in which you are invested. If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card(s), but do not specify a vote on the Proposal, your proxy will be voted FOR the election of each nominee for Trustee of the Trusts in accordance with the Boards’ recommendation.

We urge you to review carefully the Proposal in the proxy statement. Then, please fill out and sign the proxy card(s) or voting instruction form(s) and return it (them) to us so that we know how you would like to vote. When shareholders return their proxies promptly, the additional costs of having to conduct additional mailings may be avoided. If you own shares of more than one Fund, you will receive a proxy card and/or voting instruction form FOR EACH FUND in which you own shares. PLEASE COMPLETE, SIGN AND RETURN each proxy card or voting instruction form you receive.
We welcome your comments. If you have any questions, call Broadridge Financial Services toll-free at (844) 302-3127 between 9:00 a.m.-5:00 p.m., Eastern time, Monday through Friday.
TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. Please follow the instructions on the enclosed proxy card(s) to vote by telephone or online.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 4, 2026

The Fund’s Notice of the Shareholders’ Meeting, Proxy Statement, and form of proxy are available on the Internet at www.proxyvote.com. You can also request a free email or hard copy of the proxy materials by calling (844) 302-3127.  You can request a free email or hard copy of your Fund’s prospectus, SAI and/or most recent shareholder reports by calling (800) DIAL BEN.  If you have any questions or wish to obtain directions to attend the Meeting in person, please call Broadridge Financial Services toll-free at (844) 302-3127.  If you would like to vote your shares, please call (800) 690-6903 and follow the instructions.

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
Franklin Alternative Strategies Fund
FRANKLIN MUTUAL SERIES FUNDS
Franklin Mutual Beacon Fund
Franklin Mutual Global Discovery Fund
Franklin Mutual International Value Fund
Franklin Mutual Quest Fund
Franklin Mutual Shares Fund
FRANKLIN VALUE INVESTORS TRUST
Franklin Mutual U.S. Mid Cap Value Fund
Franklin Mutual Small-Mid Cap Value Fund
Franklin Small Cap Value Fund
NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
The Boards of Trustees of Franklin Alternative Strategies Funds, Franklin Mutual Series Funds and Franklin Value Investors Trust (together, the “Trusts,” and individually, a “Trust”), on behalf of the series of each Trust as listed above (together, the “Funds,” and individually, a “Fund”), have called a Special Joint Meeting of Shareholders (the “Meeting”) of the Funds, which will be conducted on June 4, 2026, at 1:00 p.m., Pacific time, at the offices of Franklin Templeton at One Franklin Parkway, San Mateo, California 94403-1906.
During the Meeting, shareholders of the Funds will be asked to vote on the election of a Board of Trustees for each Trust.
Shareholders of record as of the close of business on March 13, 2026 are entitled to notice of and to vote at the Meeting or any adjournment of the Meeting.
By Order of the Boards of Trustees,

Navid J. Tofigh
Vice President and Secretary

April 7, 2026

The Boards of Trustees urge you to vote so that a quorum may be ensured at the Meeting.  You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy card(s), by giving written notice of revocation to the applicable Trust at any time before the proxy is exercised, or by voting at the Meeting.  You also may vote by Internet at www.proxyvote.com or by touch-tone telephone by calling the telephone number printed on your proxy card(s) or voting instruction form(s) and following the recorded instructions.

Table of Contents

INFORMATION ABOUT VOTING	1
Who is asking for my vote?	1
Who is eligible to vote?	1
On what issues am I being asked to vote?	2
How does the Board of Trustees of my Fund recommend that I vote?	2
How do I ensure that my vote is accurately recorded?	2
May I revoke my proxy?	3
What if my shares are held in a brokerage account?	3
May I attend the Meeting?	3

THE PROPOSAL	4
TO ELECT A BOARD OF TRUSTEES	4
How are nominees selected?	5
Who are the nominees for Trustees of my Trust?	7
How often does a Trust’s Board and Committee meet and what are Trustees paid?	19
Who are the Executive Officers of the Trusts?	24
What are the Standing Committees of the Boards?	27
What is each Board’s Role in Risk Oversight?	28
What is the Required Vote on the Proposal?	29

ADDITIONAL INFORMATION ABOUT THE FUNDS	30

FURTHER INFORMATION ABOUT VOTING AND THE MEETING	33

EXHIBIT A – Nominating and Governance Committee Charter	A-1

EXHIBIT B – Audit Fee Information	B-1

EXHIBIT C – Shares Outstanding on the Record Date	C-1

EXHIBIT D – Principal Holders of Fund Shares	D-1

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
Franklin Alternative Strategies Fund
FRANKLIN MUTUAL SERIES FUNDS
Franklin Mutual Beacon Fund
Franklin Mutual Global Discovery Fund
Franklin Mutual International Value Fund
Franklin Mutual Quest Fund
Franklin Mutual Shares Fund
FRANKLIN VALUE INVESTORS TRUST
Franklin Mutual U.S. Mid Cap Value Fund
Franklin Mutual Small-Mid Cap Value Fund
Franklin Small Cap Value Fund
PROXY STATEMENT
INFORMATION ABOUT VOTING
Who is asking for my vote?
The Boards of Trustees of Franklin Alternative Strategies Funds (“FASF”), Franklin Mutual Series Funds (“FMSF”) and Franklin Value Investors Trust (“FVIT”) (together, the “Trusts,” and individually, a “Trust”), on behalf of the series of each Trust as listed above (together, the “Funds,” and individually, a “Fund”), in connection with a Special Joint Meeting of Shareholders of the Funds to be held on June 4, 2026 (the “Meeting”), have requested your vote on the election of trustees for each Trust (the “Proposal”).
Who is eligible to vote?
Shareholders of record at the close of business on March 13, 2026 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Shareholders of record of the Funds are entitled to one vote for each share that they own of a Fund (and a proportionate fractional vote for each fractional share) on the Proposal.  The Notice of Special

Joint Meeting of Shareholders was first mailed to shareholders of record on or about April 7, 2026 (the “Notice”).
On what issues am I being asked to vote?
Shareholders are being asked to elect their Trust’s Board of Trustees.
How does the Board of Trustees of my Fund recommend that I vote?
The Boards of the Trusts recommend that you vote FOR the election of all ten (10) trustee nominees set forth below (the “Trustee Nominees”).
How do I ensure that my vote is accurately recorded?
You may submit your proxy card(s) in one of four ways:
•	By Internet. The web address and instructions for voting can be found on the proxy card(s) or voting instruction form(s). You will be required to provide your control number located on the proxy card.
•	By Telephone. The toll-free number for telephone voting can be found on the proxy card(s) or voting instruction form(s). You will be required to provide your control number located on the proxy card.
•
By Mail. Print and mark the proxy card(s) or voting instruction form(s), sign and date it (them), and return it (them) to the Fund at the address indicated.  For joint accounts, one or more owners may sign the proxy card(s) or voting instruction form(s).

•	By attending the Meeting. You can vote your shares in person at the Meeting.
If you require additional information regarding the Meeting, please call Broadridge Financial Solutions toll-free at (844) 302-3127.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your proxy will be voted in accordance with the Trustees’ recommendation described above.
May I revoke my proxy?
You may revoke your proxy at any time before it is voted by submitting a written revocation or a later-dated proxy to the appropriate Fund provided it is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.
What if my shares are held in a brokerage account?
If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Elections at the Meeting. Also, in order to revoke your proxy or voting instruction form, you may need to forward your written revocation or a later-dated proxy card/voting instruction form to your broker rather than to the appropriate Fund.
May I attend the Meeting?
Shareholders of record at the close of business on March 13, 2026 are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of March 13, 2026, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Shareholders without proof of ownership and identification will not be admitted.

THE PROPOSAL
TO ELECT A BOARD OF TRUSTEES
Introduction to the Proposal
The Trustees are responsible for overseeing the management of the Trusts and their Funds and serving the needs and best interests of Fund shareholders. A Board elects the officers of the Trust it oversees, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Trust. Certain regulations require that a majority of Trustees be elected by shareholders.  In addition, under the Investment Company Act of 1940, as amended (the “1940 Act”), new trustees cannot be appointed by Trustees to fill vacancies created by an expansion of the Board, unless after those appointments, at least two-thirds of the Trustees have been elected by shareholders.  Each Board has determined to expand the Board as described below, but the Trustees cannot take this action without a shareholder vote due to the 1940 Act restrictions noted above.
Each Board has determined that it would be in the best interests of the Funds and their respective shareholders for the Board of each Trust to be comprised of the same Trustees as certain other Franklin Templeton funds (the “Board Combination”) to achieve certain operational efficiencies, among other benefits.  In addition, the Board members and management believe that having the same individuals serving on the boards of multiple Franklin Templeton funds enhances the ability of each Trust to obtain, at a relatively modest cost to each separate Trust, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, multiple Trusts.
Accordingly, each Board has determined that it is in the best interests of the Trust, its Funds and their shareholders to expand the Board to ten (10) members. Each Trustee Nominee (with the exception of Ann Torre Bates) is a current member of the Board of Trustees of 23 other Franklin Trusts (overseeing approximately 98 separate Franklin funds) (the “Franklin Funds”).  Provided the Trustee Nominees are

elected, each Trustee Nominee will begin serving as a Board member effective on August 1, 2026.  The Boards’ considerations in making this determination are set forth under “Who are the nominees for my trust?” below.
Shareholders of each Fund are being asked to elect all ten (10) Trustee Nominees to their respective Board.  The Trustee Nominees standing for election to serve as Trustees of each Trust are three current members, Ann Torre Bates, Valerie M. Williams and Gregory E. Johnson, plus seven new individuals, Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and Rupert H. Johnson, Jr.  Effective upon the election of the Trustee Nominees by the shareholders of the Trust, Keith E. Mitchell, David W. Niemiec and Jennifer M. Johnson, who currently serve as Trustees of each Trust, will be stepping off the Boards effective upon the election of the Trustee Nominees by the shareholders of the Trusts.
How are nominees selected?
The Board of Trustees of each Trust has a Nominating and Corporate Governance Committee (the “Nominating Committee”).  The Nominating Committee for each of the Trusts is comprised of Ann Torre Bates and Keith Mitchell (Chair). None of the members of the Nominating Committees are an “interested person” of that Trust as defined by the 1940 Act.  Trustees who are not interested persons of a Trust are referred to as the “Independent Trustees,” and Trustees who are interested persons of a Trust are referred to as the “Interested Trustees.”  Each Board currently has two Interested Trustees, Gregory Johnson and Jennifer Johnson.
Each Trust’s Nominating Committee is responsible for selecting candidates to serve as Trustees for that Trust and recommending such candidates: (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience (including board service and governance experience) and reputation.  In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Trust’s investment manager(s) and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board and committee meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a trustee, officer or board member of any open-end or closed-end fund investment company, other than (i) those within the Franklin Templeton fund complex, or (ii) an entity regulated as a closed-end business development company primarily investing in non-public entities.
When a Trust’s Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, each Trust’s Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources, an ample number of qualified candidates. A Trust’s Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust’s offices at 101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Board member, including as an Independent Trustee, of the Trust. A Qualifying Fund Shareholder is a shareholder who: (i) has continuously owned of record, or beneficially through a financial intermediary, shares of such Trust having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information:  (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of each class of each Fund which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Trust if so nominated and elected/appointed. It is the intention of the Nominating Committees that the recommending shareholder demonstrate a significant and long-term commitment to the applicable Fund and its other shareholders and that his or her objectives in submitting a recommendation are consistent with the best interests of the Fund and all of its shareholders.
A Trust’s Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.
Each Board has adopted and approved a formal written Charter for its Nominating Committee. A copy of the Charter is attached to this proxy statement as Exhibit A.
Who are the nominees for Trustees of my Trust?
As noted above, shareholders of each Trust are being asked to elect ten (10) Trustee Nominees that will oversee their Trust:

Nominee	Current or New Trustee

Independent Trustees:
Harris J. Ashton	New
Ann Torre Bates	Current
Terrence J. Checki	New
Mary C. Choksi	New
Edith E. Holiday	New
J. Michael Luttig	New
Larry D. Thompson	New
Valerie M. Williams	Current

Interested Trustees:
Gregory E. Johnson	Current
Rupert H. Johnson, Jr.	New
Each Board currently is comprised of four (4) Independent Trustees and two (2) Interested Trustees, while the proposed Board will be comprised of eight (8) Independent Trustees and two (2) Interested Trustees. Each of the Independent Trustee Nominees, other than Ann Torre Bates and Valerie Williams, is standing for election by shareholders for the first time and was recommended by the incumbent Independent Trustees.  Rupert Johnson is standing for election by shareholders for the first time and was recommended by executive officers of Franklin Resources, Inc. (“Franklin Resources”).
Currently, Ann Torre Bates, an Independent Trustee, serves as Chair of the Board. Upon the election of the Trustee Nominees, it is anticipated that Gregory Johnson will serve as Chair of the Board and Edith Holiday will serve as Lead Independent Trustee, consistent with the leadership structure in place for the Boards of Trustees of the Franklin Funds.  A Lead Independent Trustee, among other duties: acts as a principal contact for management for communications to the Independent Trustees in between regular Board meetings; assists in the coordination and preparation of Board meeting agendas; raises and discusses issues with counsel to the Independent Trustees; raises issues and discusses ideas with management on behalf of the Independent Trustees in between regular meetings of the Board; and chairs executive sessions and separate meetings of the Independent Trustees (other than committee meetings, which are chaired by the respective committee chairperson).  The Boards believe that the proposed Board structure for each Trust is appropriate because it is consistent with the leadership structure in place for the Boards of Trustees of the Franklin Funds, which has been successful in connection with the oversight of the Franklin Funds as it has provided the independent trustees of the Franklin Funds with adequate influence over the governance of the Boards of Trustees of the Franklin Funds and each Franklin Fund, while also providing the Boards of the Franklin Funds with the invaluable insight of two Interested Trustees, who are executive officers and shareholders of Franklin Resources.
In making the determination that the Board Combination is in the best interests of shareholders and to increase the size of the Board and recommend that shareholders elect each Trustee Nominee, the Boards considered a number of factors, including the following:
•	the background, professional experience, reputation, skill sets and diversity of the Trustee Nominees and the Boards as a whole;
•	the significant board and governance experience of each Trustee Nominee as a result of serving on boards of other registered investment companies and listed companies;
•
potential benefits to shareholders, including opportunities for enhanced efficiency associated with uniform Board oversight, such as reducing the need to have separate meetings and materials to consider the same or substantially similar matters, and the alignment and streamlining of resources needed to support Board reporting and interaction, including in areas such as compliance, regulatory and risk management oversight;

•	continuity of oversight;
•	Board succession planning;
•	potential for additional uniformity of policies and procedures across the Funds;
•	additional strength in the Boards’ bargaining position when interfacing with management and other service providers of the Funds;
•	the governance of the Boards following the Meeting;

•	improvement of long-term prospects for attracting and retaining qualified individuals to serve as Trustees of the Funds; and
•	the process, timing and costs associated with the election and service of Trustees and the increase in the size of the Boards.
Each Trustee Nominee currently is available and has consented to serve if elected. If any of the Trustee Nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Trustee(s). If elected, each Trustee Nominee will hold office until the next meeting of shareholders at which Trustees are elected and until his or her successor shall be elected and qualify, or until his or her earlier death, resignation or removal.
Listed below, beside the name, address and year of birth of each Trustee Nominee, are the Trustee Nominees’ positions and length of service on the Boards (if any), principal occupations during the past five years or longer, as relevant (their titles may have varied during that period), the number of portfolios that the Trustee Nominees would oversee in the Franklin Templeton fund complex if elected and other board memberships that the Trustee Nominees hold (if applicable).
Nominees for Independent Trustee:
Name, Year of Birth and Address	Current Position	Length of Time Served[1]	Number of Portfolios in Fund Complex to be Overseen by Trustee[2]	Other Directorships Held During at Least the Past Five Years

Harris J. Ashton (1932) One Franklin Parkway	N/A	N/A	123	Bar-S Foods (meat packing company) (1981-2010).

Name, Year of Birth and Address	Current Position	Length of Time Served[1]	Number of Portfolios in Fund Complex to be Overseen by Trustee[2]	Other Directorships Held During at Least the Past Five Years
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director or trustee of various listed companies and registered investment companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1995 Chairperson of the Board since 2020	123[3]
Ares Core Infrastructure Fund (closed-end management investment company regulated as a business development company) (2024-present); Ares Strategic Income Fund (closed-end investment management company regulated as a business development company) (2022-present); Ares Capital Corporation (closed-end investment management company regulated as a business development

Name, Year of Birth and Address	Current Position	Length of Time Served[1]	Number of Portfolios in Fund Complex to be Overseen by Trustee[2]	Other Directorships Held During at Least the Past Five Years
				company) (2010-present); and formerly, United Natural Foods, Inc. (food distribution) (2013-2023) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director or trustee of various listed companies and registered investment companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	N/A	N/A	123	Hess Corporation (exploration of oil and gas) (2014-2025).
Principal Occupation During at Least the Past 5 Years:
Director or trustee of various listed companies and registered investment companies; Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the board of trustees of the Economic Club of New York (2013-2019); member of the board of trustees of the Foreign Policy Association (2005-present); member of the board of directors of Council of the Americas (2007-present) and the Tallberg Foundation (2018-present); and formerly, Executive Vice President of the Federal Reserve Bank of New York and Member of

Name, Year of Birth and Address	Current Position	Length of Time Served[1]	Number of Portfolios in Fund Complex to be Overseen by Trustee[2]	Other Directorships Held During at Least the Past Five Years
Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	N/A	N/A	123
Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present); and formerly, Avis Budget Group Inc. (car rental) (2007-2020).

Principal Occupation During at Least the Past 5 Years:
Director or trustee of various listed companies and registered investment companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway	N/A	N/A	123	Santander Holdings USA (holding company) (2019-present); and formerly, Hess Corporation (exploration of oil and gas) (1993-

Name, Year of Birth and Address	Current Position	Length of Time Served[1]	Number of Portfolios in Fund Complex to be Overseen by Trustee[2]	Other Directorships Held During at Least the Past Five Years
San Mateo, CA 94403-1906
2025); Santander Consumer USA Holdings, Inc. (consumer finance) (2016-2023), Canadian National Railway (railroad) (2001-2021), White Mountains Insurance Group, Ltd. (holding company) (2004-2021), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or trustee of various listed companies and registered investment companies; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	N/A	N/A	123	Boeing Capital Corporation (aircraft financing) (2006-2010).

Name, Year of Birth and Address	Current Position	Length of Time Served[1]	Number of Portfolios in Fund Complex to be Overseen by Trustee[2]	Other Directorships Held During at Least the Past Five Years
One Franklin Parkway San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director or trustee of various registered investment companies; and formerly, Federal Judge on the United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	N/A	N/A	123
Graham Holdings Company (education and media organization) (2011-2021); The Southern Company (energy company) (2014-2020; previously 2010-2012) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director or trustee of various listed companies and registered investment companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-2020); Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs,

Name, Year of Birth and Address	Current Position	Length of Time Served[1]	Number of Portfolios in Fund Complex to be Overseen by Trustee[2]	Other Directorships Held During at Least the Past Five Years
General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Valerie M. Williams (1956) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2023	107
Omnicom Group, Inc. (advertising and marketing communications services) (2016-present), DTE Energy Co. (gas and electric utility) (2018-present), Devon Energy Corporation (exploration and production of oil and gas) (2021-present); and formerly, WPX Energy, Inc. (exploration and production of oil and gas) (2018-2021).

Principal Occupation During at Least the Past 5 Years:
Director or trustee of various listed companies and registered investment companies; and formerly, Regional Assurance Managing Partner, Ernst & Young LLP (public accounting) (2005-2016) and various roles of increasing responsibility at Ernst & Young (1981-2005).

1.  If a Board member has served for different periods of time for different Trusts, the earliest applicable date is shown.
2.  The number of portfolios is based on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common underwriter.
3.  It is expected that Ann Torre Bates will be appointed to the Boards of the Franklin Funds upon the election of the Trustee Nominees as Trustees of the Trusts.  This number includes such Franklin Funds.
Nominees for Interested Trustee:
Name, Year of Birth and Address	Current Position	Length of Time Served[1]	Number of Portfolios in Fund Complex to be Overseen by Trustee[2]	Other Directorships Held During at Least the Past Five Years

Gregory E. Johnson (1961)[3] One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	123	None
Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton fund complex; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015) Franklin Resources, Inc.

Rupert H. Johnson, Jr. (1940)[3] One Franklin Parkway San Mateo, CA 94403-1906	FVIT only: Vice President	Since 1989	123	None
Principal Occupation During at Least the Past 5 Years:
Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be,

Name, Year of Birth and Address	Current Position	Length of Time Served[1]	Number of Portfolios in Fund Complex to be Overseen by Trustee[2]	Other Directorships Held During at Least the Past Five Years
of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton fund complex.
1. If a Board member has served for different periods of time for different Trusts, the earliest applicable date is shown.
2. The number of portfolios is based on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common underwriter.
3. Gregory Johnson and Rupert Johnson are each considered to be an interested person of the Trusts under the Federal securities laws due to their positions as officers, directors and shareholders of Franklin Resources.  Gregory Johnson is Rupert Johnson’s nephew.
Information on the Trustee Nominees appears above including information on the business activities of Board members during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Fund Board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. Each of the Trustee Nominees has this essential governance experience garnered from service on numerous investment company and listed company boards.  Each Board believes that the specific background of each Trustee Nominee evidences the requisite experience and is appropriate to his or her serving on each Trust’s Board. As indicated, Ann Torre Bates has served as chief financial officer of a major corporation and as a board member of a number of public companies; Harris Ashton has served as a chief executive officer of a NYSE-listed public corporation; Terrence Checki has served as a senior executive of a Federal Reserve Bank and has vast experience evaluating economic forces and their impact on markets, including emerging markets; Mary Choksi has an extensive background in asset management, including founding an investment management firm; Larry Thompson and Edith Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. government; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge as well as a senior executive at a major public company; Valerie Williams has over 35 years of audit and public accounting experience serving numerous global and multi-location companies in various industries; and Gregory Johnson and Rupert Johnson, Jr. are both high ranking executive officers of Franklin Resources.
How often does a Trust’s Board and Committee meet and what are Trustees paid?
The role of a Trust’s Board is to provide general oversight of the Trust’s business and to ensure that a Trust is operated for the benefit of all of the Funds’ shareholders. The Boards anticipate meeting eight times a year to review the operations of the applicable Trusts and the Funds’ investment performance and will meet more frequently as necessary. The Boards also oversee the services furnished to the Trusts by the investment managers and subadvisers to the Funds and various other service providers.
Each Trustee Nominee currently in office attended at least 75% of the aggregate of the total number of meetings of the Boards and the total number of meetings held by all committees of the Boards on which the Trustee Nominee served during such Trusts’ most recent fiscal year. The following table shows how many meetings were held of each Trust’s Board, Audit Committee and Nominating Committee during its most recent fiscal year.

	FASF (for the fiscal year ended May 31, 2025)	FMSF (for the fiscal year ended December 31, 2025)	FVIT (for the fiscal year ended October 31, 2025)
Number of Board Meetings	8	6	6
Number of Audit Committee Meetings	8	4	6
Number of Nominating Committee Meetings	4	5	4
None of the Trusts currently have a formal policy regarding Board members’ attendance at annual shareholders’ meetings. None of the Trusts held, or were required to hold, an annual shareholder meeting at which Trustees were elected during their last fiscal year.
Independent Trustees are compensated by each of the Trusts on which he/she serves as a member of the Board and are reimbursed for expenses incurred in connection with attending Board meetings. Certain Interested Trustees and officers of the Trusts are shareholders of Franklin Resources and may be deemed to receive indirect remuneration due to their participation in management from the management fees received by the investment managers and their affiliates from the Funds in the Franklin Templeton fund complex. The investment managers or their affiliates pay the salaries and expenses of the officers and Interested Trustees. No Trust maintains or provides pension or retirement benefits to its Board members.  Ann Torre Bates, however, may, in the future, receive payments pursuant to a discontinued retirement plan for FMSF that generally provides payments to Independent Trustees who have served seven years or longer for the Trust.

Each Independent Trustee currently is paid a $215,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at regularly scheduled Board meetings. The annual retainer and meeting fees are allocated among the Trusts. To the extent held, a $5,000 per meeting fee ($2,000 for meetings via phone) may also be paid for attendance at specially held Board meetings, which is also allocated among the Trusts that participated in the meeting. Ann Torre Bates, who serves as Chairperson of the Board of the Trusts, receives an additional retainer of $80,000 per year for serving as the Chairperson of each Board, which also is allocated among the Trusts. Board members who serve on the Audit Committee of the Trusts receive a flat fee of $3,000 per committee meeting attended and David Niemiec, who serves as Chair of the Audit Committee of the Trusts, receives an additional retainer of $20,000 per year, allocated among the Trusts. Members of other Board committees receive $2,000 for each committee meeting attended, which is allocated among the applicable Trusts and includes meetings of Independent Trustees held in consideration of approval of investment management agreements other than those held during regular Board meetings.
The following table identifies the amount of compensation that each Independent Trustee Nominee received from the Trusts and the aggregate amount of compensation that each Independent Trustee Nominee received from the Franklin Templeton fund complex during the calendar year ended December 31, 2025. Except as noted below, none of the Trustee Nominees receive pension or retirement benefits accrued as part of Trust expenses.
Name	Aggregate Compensation from each Trust[1]	Total Compensation from Franklin Templeton Fund Complex[2]	Number of Trusts within Franklin Templeton Fund Complex for which the Nominee or Current Trustee Serves[3]
Harris J. Ashton	None	$623,000	33
Ann Torre Bates[4]	FASF: $55,793	$662,000	13

Name	Aggregate Compensation from each Trust[1]	Total Compensation from Franklin Templeton Fund Complex[2]	Number of Trusts within Franklin Templeton Fund Complex for which the Nominee or Current Trustee Serves[3]
	FMSF: $259,652 FVIT: $53,376
Terrence J. Checki	None	$732,000	33
Mary C. Choksi	None	$670,000	33
Edith E. Holiday	None	$770,000	33
J. Michael Luttig	None	$679,000	33
Larry D. Thompson	None	$670,000	33
Valerie M. Williams	FASF: $54,061 FMSF: $186,958 FVIT: $38,364	$674,000	26
1. As of the respective Trust’s last fiscal year end.
2. As of December 31, 2025.
3. As of December 31, 2025. This number does not include the total number of series or funds within each investment company for which the Board members are responsible.
4. Ann Torre Bates may, in the future, receive payments pursuant to a discontinued retirement plan for FMSF that generally provides payments to independent board members who have served seven years or longer for the Trust.
The following tables provide the dollar range of equity securities of the Trusts (including the Funds within each Trust) and of all funds in the Franklin Templeton fund complex overseen by the Board nominees that are beneficially owned by them as of December 31, 2025.

Name of Nominee	Dollar Range of Equity Securities in Fund/Fund Name	Aggregate Dollar Range of Equity Securities in all Portfolios Overseen by the Nominee in Franklin Templeton Fund Complex

Nominees for Independent Trustee:
Harris J. Ashton	None	Over $100,000
Ann Torre Bates
Franklin Alternative Strategies Fund Over $100,000
Franklin Mutual Shares Fund
Over $100,000
Franklin Mutual Quest Fund
$10,001-50,000
Franklin Mutual Beacon Fund
$10,001-50,000
Franklin Mutual Global Discovery Fund
Over $100,000
Franklin Mutual International Value Fund
Over $100,000
Franklin Mutual U.S. Mid-Cap Value Fund
$10,001-50,000
Over $100,000
Terrence J. Checki	None	Over $100,000
Mary C. Choksi	None	Over $100,000
Edith E. Holiday	Franklin Mutual Global Discovery Fund $50,001-$100,000 Franklin Small Cap Value Fund $50,001-$100,000	Over $100,000
J. Michael Luttig	None	Over $100,000
Larry D. Thompson	Franklin Mutual Global Discovery Fund Over $100,000	Over $100,000
Valerie M. Williams	Franklin Mutual Global Discovery Fund $50,001-$100,000	Over $100,000

Name of Nominee	Dollar Range of Equity Securities in Fund/Fund Name	Aggregate Dollar Range of Equity Securities in all Portfolios Overseen by the Nominee in Franklin Templeton Fund Complex
Franklin Mutual Shares Fund $50,001-$100,000

Nominee for Interested Trustee:
Gregory E. Johnson	Franklin Mutual Global Discovery Fund Over $100,000	Over $100,000
Rupert H. Johnson, Jr.	Franklin Mutual Global Discovery Fund Over $100,000 Franklin Mutual Shares Fund Over $100,000 Franklin Mutual International Value Fund Over $100,000	Over $100,000
Who are the Executive Officers of the Trusts?
Officers of the Trusts are appointed by their respective Boards and serve at the pleasure of the Board. Listed below for the Executive Officers of the Trusts are their names, years of birth and addresses, as well as their positions and length of service with the Trusts, and principal occupations during at least the past five years.
Executive Officers of the Trusts:
Name, Year of Birth and Address	Position	Length of Time Served*

Bjorn A. Davis (1965) 100 First Stamford Place Stamford, CT 06902	Chief Compliance Officer	All Trusts: Since 2024
Principal Occupation During at Least the Past 5 Years:

Name, Year of Birth and Address	Position	Length of Time Served*
Vice President, Franklin Templeton Global Regulatory Compliance US Advisory Services; Chief Compliance Officer, Franklin Advisers, Inc., Franklin Mutual Advisers LLC, Franklin Templeton Institutional LLC, Templeton Investment Counsel LLC and Templeton Global Advisors Limited (since 2023); formerly, Director, Franklin Templeton Global Regulatory Compliance; Chief Compliance Officer, K2 Advisors, LLC and K2/D&S Management Co., LLC (“K2 Advisors”) (2011 - 2023).

FASF only: Robert Christian (1963) 100 First Stamford Place Stamford, CT 06902	President and Chief Executive Officer – Investment Management	Since 2024
Principal Occupation During at Least the Past 5 Years:
Senior Managing Director and Co-Head of the Investment Research & Management, K2 Advisors and officer of certain funds in the Franklin Templeton fund complex (effective on or about January 1, 2026, Portfolio Manager of Advisers and officer of certain funds in the Franklin Templeton fund complex; Senior Vice President; Head of Absolute Return Portfolio Management, K2 Advisors).

FMSF and FVIT only: Christian K. Correa (1973) c/o Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078-2716	President and Chief Executive Officer – Investment Management	Since 2021
Principal Occupation During at Least the Past 5 Years:
Senior Managing Director and Co-Head of the Investment Research & Management, K2 Advisors and officer of certain funds in the Franklin Templeton fund complex (effective on or about January 1, 2026, Portfolio Manager of Advisers and officer of certain funds in the Franklin Templeton fund complex; Senior Vice President; Head of Absolute Return Portfolio Management, K2 Advisors).

Name, Year of Birth and Address	Position	Length of Time Served*
Susan Kerr (1949) One Madison Avenue New York, NY 10010	Vice President – AML Compliance	Since 2021
Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton fund complex.

Christopher Kings (1974) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since 2024
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of certain funds in the Franklin Templeton fund complex.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2015 and Secretary since 2025
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton fund complex.

Jeffrey W. White (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2024
Principal Occupation During at Least the Past 5 Years:
Chief Financial Officer, Chief Accounting Officer & Treasurer and officer of certain funds in the Franklin Templeton fund complex; and formerly, Director and Assistant Treasurer within Franklin Templeton

Name, Year of Birth and Address	Position	Length of Time Served*
Global Fund Tax and Fund Administration and Financial Reporting (2017-2023).
What are the Standing Committees of the Boards?
In addition to the Nominating Committee, each Board has a standing Audit Committee.
Audit Committee
Each Trust’s Audit Committee is responsible for the appointment, compensation and retention of the Trust’s independent registered public accounting firm (“auditors”), including evaluating their independence, recommending the selection of the Trust’s auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Trust’s financial reports and internal auditing. The Audit Committee for each Trust currently is comprised of Ann Torre Bates, David Niemiec (Chair) and Valerie Williams. All of the members of the Audit Committees are Independent Trustees.
Selection of Auditors. The Audit Committee and the Board of each Trust have selected the firm of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, (“E&Y”) as auditors of the Trusts for the current fiscal year. Representatives of E&Y are not expected to be present at the Meeting but will have the opportunity to make a statement if they wish and will be available should any matter arise requiring their presence.
Audit Fee Information. Fees paid to E&Y, including the audit fees, audit-related fees, tax fees, all other fees, and aggregate non-audit fees for each Trust’s last two fiscal years and information on pre-approval policies and procedures can be found in Exhibit B to this proxy statement.

What is each Board’s Role in Risk Oversight?
Each Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board and its counsel. These reports address certain investment, valuation, liquidity and compliance matters. Each Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the investment manager’s initiative. In addition, the Audit Committees of the Boards meet regularly with their respective investment managers’ internal audit group to review reports on their examinations of functions and processes within Franklin Templeton that affect the Trusts.
With respect to investment risk, the Boards receive regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds meet regularly with the Boards to discuss portfolio performance, including investment risk. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the applicable Board generally is consulted with respect to such change. To the extent that a Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, each investment manager’s investment risk personnel meet regularly with the Boards to discuss a variety of issues, including the impact on a Fund of the investment in particular securities or instruments, such as derivatives and commodities.
With respect to valuation, each Trust’s investment managers provide periodic reports to the Board that enable the Board to oversee the Funds’ investment managers, as the Board’s Valuation Designees, in monitoring and assessing material risks associated with fair valuation determinations, including material conflicts of interest. In addition, each Board reviews each investment manager’s performance of an annual valuation risk assessment under which the investment manager seeks to identify and enumerate material valuation risks which are or may be impactful to the Trust including, but not limited to (1) the types of investments held (or intended to be held) by a Fund, giving consideration to those investments’ characteristics; (2) potential market or sector shocks or dislocations which may affect the ongoing valuation operations; and (3) the extent to which each fair value methodology uses unobservable inputs. The investment managers report any material changes to the risk assessment, along with appropriate actions designed to manage such risks, to the Board.
With respect to liquidity risk, each Board receives liquidity risk management reports under the applicable Trust’s Liquidity Risk Management (LRM) Program and reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.
With respect to compliance risks, each Board receives regular compliance reports prepared by the investment managers’ compliance group and meets regularly with the Trust’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the CCO, and the Trusts’ CCO prepares and presents an annual written compliance report to the Boards. Each Board adopts compliance policies and procedures for a Trust and approves such procedures for a Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws. The investment managers periodically provide an enterprise risk management presentation to the Boards to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.
What is the Required Vote on the Proposal?
The Trustee Nominees will be elected to each Board by the affirmative vote of a plurality of the votes cast (at the Meeting at which a quorum exists) collectively by the shareholders of all of the Funds of such Trust, regardless of the results of the votes cast by the shareholders of each individual Fund. This means that because there are ten Trustee Nominees to be elected at the Meeting, the ten Trustee Nominees receiving the highest number of votes cast at the Meeting will be elected with no majority approval requirement.  Accordingly, as long as a Trustee Nominee receives one vote, the Trustee Nominee will be elected even if votes are withheld.
THE BOARD OF EACH TRUST RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE TRUSTEE NOMINEES TO THE BOARD.
ADDITIONAL INFORMATION ABOUT THE FUNDS
The Investment Managers. Franklin Mutual Advisers, LLC, 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, is the investment manager of all of the Funds except Franklin Alternative Strategies Fund.  Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403, is the investment manager of the Franklin Alternative Strategies Fund. Pursuant to an investment management agreement, the investment manager for a Fund (along with any subadviser) manages the investment and reinvestment of that Fund’s assets.
The Subadvisers.  The following firms currently serve as subadvisers of the Franklin Alternative Strategies Fund.  None of the other Funds have retained a subadviser.
ActusRayPartners Limited (ActusRayPartners), Room 6-8, 40/F Lee Garden One, 33 Hysan Avenue, Causeway Bay, Hong Kong.
Apollo Credit Management LLC (Apollo), 9 West 57th Street, 43rd Floor, New York, New York 10019.
Birnam Oak Advisors, LP (Birnam Oak), 520 Madison Avenue, Suite 2104, New York , NY 10022.
Capital Fund Management S.A. (CFM), 23 Rue de L’Universié, Paris, France 75007.
Electron Capital Partners, LLC (Electron), 10 East 3rd Street, 19th Floor, New York, New York 10022.
Graham Capital Management, L.P. (Graham Capital), 40 Highland Avenue, Rowayton, Connecticut 06853.

Jennison Associates LLC (Jennison), 55 East 52nd Street, New York, New York 10055.
Lazard Asset Management, LLC (Lazard), 30 Rockefeller Plaza, 56th Floor, New York, New York 10112.
RBC Global Asset Management (UK) Limited (RBC), 100 Bishopsgate, London, EC2N 4AA United Kingdom.
RBC Global Asset Management (U.S.) Inc. (RBC US), 250 Nicollet Mall, Suite 1550, Minneapolis, MN 55401.
There were no purchases or sales of any securities in excess of 1% of any class of outstanding securities of a Fund’s investment manager or subadvisers or any of their parents or subsidiaries by any Trustee Nominee for election as a Trustee of a Trust since the beginning of the Fund’s most recently completed fiscal year.
Other Service Providers
The Administrator.  The administrator of the Funds is Franklin Templeton Services, LLC (“FT Services”), whose principal address is One Franklin Parkway, San Mateo, CA 94403. Under an agreement with each Fund’s investment manager, FT Services performs certain administrative functions for the Funds.
Sub-administrator. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, has an agreement with FT Services to provide certain sub-administrative services for the Funds, except for Franklin Alternative Strategies Fund. The Bank of New York Mellon (“BNY Mellon”), Mutual Funds Division, 100 Church Street, New York, NY 10286, provides certain sub-administrative services for the Franklin Alternative Strategies Fund pursuant to an agreement with FT Services.
The Underwriter. The principal underwriter for each Trust is Franklin Distributors, LLC, One Franklin Parkway, San Mateo, California 94403-1906.
The Transfer Agent. The transfer agent and shareholder servicing agent for each Trust and Fund is Franklin Templeton Investor

Services, LLC, located at 100 Fountain Parkway, St. Petersburg, FL 33716.
The Custodians. JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070, acts as custodian of the securities and other assets of the Funds, other than Franklin Alternative Strategies Fund. BNY Mellon acts as custodian of the Franklin Alternative Strategies Fund’s securities and other assets.
Independent Registered Public Accounting Firm. E&Y serves as the independent registered public accounting firm for each Fund for its current fiscal year.
Other Matters. Each Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please call (800) DIAL BEN ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.
Outstanding Shares and Principal Shareholders. The outstanding shares and classes of each Fund as of March 13, 2026, the Record Date, are set forth in Exhibit C.  Shareholders of record of the Funds are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of a Fund on the Proposal.
The names and addresses of shareholders of record that owned 5% or more of the outstanding shares of a Fund are set forth in Exhibit D. From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of a Fund. To the knowledge of each Fund’s management, as of the Record Date, there were no other entities, except as set forth in Exhibit D owning beneficially more than 5% of the outstanding shares of any class of the Fund.
As of the Record Date, the Trustees, Trustee Nominees and Officers of each Trust, as a group owned of record and beneficially 7.08% of

Mutual Small-Mid Cap Value Fund - Advisor Class and 19.30% of Mutual U.S. Mid Cap Value Fund - Advisor Class, and less than 1% of the outstanding shares of the other classes of each Fund.
Contacting the Board. If a shareholder wishes to send a communication to the Board of a Trust, such correspondence should be in writing and addressed to the Board of that Trust at One Franklin Parkway, San Mateo, California 94403-1906, Attention: Navid J. Tofigh, Secretary. The correspondence will be given to the Board for review and consideration.
FURTHER INFORMATION ABOUT VOTING AND THE MEETING
Solicitation of Proxies.  Your vote is being solicited by the Boards. The cost of soliciting these proxies (other than legal fees), including the printing and mailing fees and fees of any proxy soliciting agent, is being borne by the Funds and is expected to be approximately $965,000. Legal fees incurred in connection with the Meeting will be borne by Franklin Resources. The Funds also will reimburse brokerage firms and others for their reasonable expenses in forwarding Notices or any requested proxy materials to the beneficial owners and soliciting them to execute their proxies. In addition, the Funds may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. In the event that the Funds do hire a proxy solicitation firm, the estimated cost would be $100,000, which would be borne by the Funds.  The Funds expect that the solicitation would be primarily by mail, but may also be conducted via telephone, facsimile, electronic or other means of communication. If the Funds do not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. The Funds do not reimburse Trustees and officers of the Funds, or regular employees and agents of the Funds’ investment managers, involved in the solicitation of proxies.
As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Funds, their investment managers or a professional proxy solicitor if their votes have not yet been received.  Authorization to permit the proxy solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Boards believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the proxy solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the proxy solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the proxy solicitor, then the proxy solicitor may ask for the shareholder’s instructions on the Proposal. Although the proxy solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in this proxy statement. The proxy solicitor will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the proxy solicitor immediately if his or her instructions are not correctly reflected in the confirmation.
If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) originally sent with the proxy statement by mail, by Internet (as permitted), or by telephone instruction (as permitted), or attend in person.
Voting by Broker-Dealers. The Trusts expect that, before the Meeting, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Trusts understand that broker-dealers may vote on the Proposal on behalf of the broker-dealer firms’ customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.  Because there are no proposals expected to come before the Meeting for which brokers or nominees do not have discretionary voting power, the Trusts do not anticipate receiving any “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter).
Quorum. The holders of 40% of the outstanding shares of each Trust entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposal for that Trust.
Method of Tabulation. Provided a quorum is present, the vote required to elect each Nominee is a plurality. Abstentions and broker non-votes will be treated as votes present at a Shareholders’ meeting; abstentions and broker non-votes will not be treated as votes cast at such meeting. Abstentions and broker non-votes, therefore (i) will be included for purposes of determining whether a quorum is present; and (ii) will have no effect on the Proposal because it requires a plurality for approval.
Adjournment. The Meeting as to any Trust may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chair of the Board or by certain officers, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received, or for any other reason consistent with applicable state law and a Trust’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trusts on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of such Trusts did not have timely notice, as set forth in the SEC’s proxy rules.
Shareholder Proposals. The Trusts are not required and do not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Trust’s proxy statement for the next meeting of shareholders of such Trust should send his or her written proposal to the Trust’s office located at 101 John F. Kennedy Parkway, Short Hills, NJ 07078-2789, Attention: Navid J. Tofigh, Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the appropriate Trust’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the applicable Trust’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the Meeting.
No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy cards will vote on such matters in accordance with the views of management.
By Order of the Boards of Trustees,

Navid J. Tofigh
Vice President and Secretary

April 7, 2026

EXHIBIT A
Franklin Mutual Series Funds, Franklin Alternative Strategies Funds and
Franklin Value Investors Trust
Nominating and Corporate Governance Committee Charter
(Amended and Restated as of February 24, 2026)
This Charter has been adopted by each Board (each, a “Board”) of Trustees of Franklin Mutual Series Funds, Franklin Alternative Strategies Funds and Franklin Value Investors Trust Funds (each, a “Fund”) to govern its Nominating and Corporate Governance Committee (each, a “Committee”), which shall have the purposes, goals, responsibilities, authority and specific powers described herein.
I. The Committee.
The Committee is a committee of, and established by, the Board. The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members” or “Disinterested Board members,” which for purposes of this Charter shall mean members who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). A member of the Committee shall be selected by the Board of Trustees to serve as the Committee’s chairperson. The Committee may delegate any portion of its authority to a subcommittee comprised solely of its members.
II. Board Size, Composition and Nominations.
1. The Committee shall (a) evaluate from time to time the appropriate size of the Board of Trustees and recommend any increase or decrease with respect thereto, (b) recommend any changes in the composition (including the relative relationship of interested to Disinterested Board members) of the Board of Trustees so as to best reflect the objectives of the 1940 Act, the Fund and the Board of Trustees, (c) establish processes for developing candidates for Disinterested Board members and for the conducting of searches with respect thereto, and (d) recommend to the independent trustees (i) a slate of Disinterested Board members to be elected at Fund shareholders meetings, or (ii) nominees to fill Disinterested Board member vacancies on the Board of Trustees, where and when appropriate.
2. The Committee shall identify, research, recruit and evaluate the qualifications of candidates for nomination for Disinterested Board members to serve on the Board, and make recommendations with respect thereto. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. Consistent with the Fund’s governance best practices, the Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with investment managers, employees or service providers of the Fund.
3. The Committee shall also evaluate candidates’ qualifications, and make recommendations to the full Board, for positions as “interested” members on the Board.
4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are properly submitted to the Committee or the Fund. The Committee shall adopt, by resolution, policies regarding its procedures for considering candidates for the Board, including any recommended by shareholders.
5. The Committee shall consider and recommend to the independent trustees or the Board, as appropriate, procedures for implementing changes required by statute, regulatory bodies and case law relating to the nomination, election or solicitation process with regard to election of trustees.
III. Other Board Committees.
1. The Committee shall make recommendations to the full Board relating to the nomination for membership on all committees of the Board and shall review committee assignments at least annually.
2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the independent trustees or the full Board, as appropriate.
IV. Corporate Governance.
1. The Committee shall review proposed changes in, and where appropriate propose changes with respect to, the Fund’s governing instruments, including, but not limited to, its declaration of trust and bylaws, as such documents relate to corporate governance matters.
2. The Committee shall periodically review Fund corporate governance procedures and shall recommend any appropriate changes to the full Board.
3. The Committee shall initiate consideration, and otherwise be available to consider, issues relating to the respective roles entrusted to the Fund’s adviser, the Fund, the Board of Trustees and the independent trustees.
4. The Committee shall periodically evaluate, but no less frequently than annually, the process by which the Board and its committees evaluate the performance of the Board and its committees, which evaluation shall include consideration of the effectiveness of the committee structure of the Board and the number of Funds on whose Board each Board member serves, and to make recommendations to the Board with respect to any changes to such process.
5. The Committee shall periodically review, at such times as determined to be appropriate by the Committee or when requested by the Disinterested Board members, the compensation of the Disinterested Board members (including the compensation of the Chair and, if any, Vice Chair of the Board and of each committee thereof) and to make recommendations to the Disinterested Board members regarding such compensation.
6. The Committee shall review persons who are under consideration to act as legal counsel to the Disinterested Board members and their qualifications to serve or continue to serve as “independent legal counsel” under applicable Securities and Exchange Commission rules, and shall make recommendations to the independent trustees with regard thereto. The Committee shall monitor the performance of legal counsel employed by the Fund and by the Disinterested Board members.
V. Other Powers and Responsibilities.
1. The Committee shall meet at least twice each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.
2. The Committee shall have the resources and authority appropriate to discharge its responsibilities. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify Disinterested Board member candidates, including the sole authority to approve such search firms’ fees, at the expense of the Fund and other retention terms. The Committee may also retain counsel of its choice and other advisers which the Committee deems necessary, at the expense of the Fund.
3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.
4. The Committee shall review this Charter at least annually and recommend any changes to the full Board. The Committee shall annually conduct a performance evaluation of the Committee and report the evaluation results to the Board of Trustees.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
STATEMENT OF POLICY AND PROCEDURES
FOR CONSIDERING CANDIDATES FOR THE BOARD OF TRUSTEES
The Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board of Trustees of the Fund (the “Board”) has adopted this Statement of Policy and Procedures to memorialize its views as to (i) the criteria for selecting nominees for Trustees of the Fund and (ii) the appropriate procedures for shareholders of the Fund to submit recommendations to the Nominating Committee for candidates for the Board.
In the event that a vacancy to be filled occurs or is expected to occur on the Fund’s Board, subject to the conditions and procedures described below more fully, the Nominating Committee shall consider and review recommendations for candidates to fill such vacancy made by current Board members (or in the case of candidates for Independent Trustees, by current Independent Trustees and, if and when requested by the Nominating Committee, by all Board members) and by Fund Management (when and as may be requested by the Nominating Committee), as well as recommendations by Qualifying Fund Shareholders (as described below) that are submitted in writing and are addressed to the Chairperson of the Nominating Committee at the Fund’s offices.
Criteria for Selecting of Trustee Nominees
In considering the qualifications of a potential candidate, the Nominating Committee will generally consider such candidate’s educational background, business or professional experience, and reputation.  In addition, the following minimum qualifications shall apply with respect to a candidate for Board membership as an Independent Trustee:
1. Such candidate shall be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the Investment Company Act of 1940, as amended, and the rules and interpretations thereunder.
2. Such candidate shall demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member.
3. Such candidate shall have no continuing relationship as a director, officer or board member of any open-end or closed-end fund investment company, other than (i) those within the Franklin Templeton Investments fund complex, or (ii) an entity regulated as a closed-end business development company primarily investing in non-public entities.
Procedures for Submitting Recommendations to the Nominating Committee for Trustee Nominees
The Nominating Committee will consider recommendations for Trustee nominees submitted to it by the appropriate persons, as noted above, and by Qualifying Fund Shareholders so long as such recommendations are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee of the Fund, in accordance with the criteria set forth above.
A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information:
(a) the name and address of the Qualifying Fund Shareholder making the recommendation;

(b) the number of shares of each class and series, if any, of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder;
(c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made;
(d) the name, age, date of birth, business address and residence address of the person or persons being recommended;
(e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board;
(f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the Investment Company Act of 1940; and
(g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.
It is the intention of the Nominating Committee that the recommending shareholder demonstrate a significant and long term commitment to the Fund and its other shareholders and that his or her objectives in submitting a recommendation are consistent with the best interests of the Fund and all of its shareholders.
In the event the Nominating Committee receives a recommendation from a Qualifying Fund Shareholder (i) during a time when no vacancy exists or is expected to exist in the near term, or (ii) within 60 days of the date of the meeting of the Board at which the Board acts to fill a vacancy or call a meeting of shareholders for the purpose of filling such vacancy, and, in each case, the recommendation otherwise contains all the information required, the Nominating Committee will retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Nominating Committee commences its efforts to fill such vacancy.

EXHIBIT B
Audit Fee Information
Audit Fee Information for FASF:
(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2024 and May 31, 2025 (the “Reporting Periods”) for professional services rendered by the Trust’s principal accountant (the “Auditor”) for the audit of the Trust’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $174,873 in May 31, 2024 and $179,363 in May 31, 2025.
(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the Trust’s financial statements were $0 in May 31, 2024 and $0 in May 31, 2025.
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2024 and $0 in May 31, 2025.
There were no fees billed for tax services by the Auditors to the Trust’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Trust (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.
(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Trust, other than the services reported in paragraphs (a) through (c) of this item, were $0 in May 31, 2024 and $0 in May 31, 2025.
The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Service Affiliates, other than the services reported in paragraphs (a) through (c) of this item, were $0 in May 31, 2024 and $0 in May 31, 2025.
(e)(1) See below.
(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g) Non-audit fees billed by the Auditor for services rendered to the Trust and the Service Affiliates during the reporting period were $0 in May 31, 2024 and $0 in May 31, 2025.
(h) The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Trust or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.
Audit Fee Information for FMSF:
(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2024 and December 31, 2025 (the “Reporting Periods”) for professional services rendered by the Trust’s principal accountant (the “Auditor”) for the audit of the Trust’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $348,714 in December 31, 2024 and $352,403 in December 31, 2025.
(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the Trust’s financial statements were $2,750 in December 31, 2024 and $0 in December 31, 2025.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2024 and $0 in December 31, 2025.
There were no fees billed for tax services by the Auditors to the Trust’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Trust (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.
(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Trust, other than the services reported in paragraphs (a) through (c) of this item, were $0 in December 31, 2024 and $0 in December 31, 2025.
The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Service Affiliates, other than the services reported in paragraphs (a) through (c) of this item, were $0 in December 31, 2024 and $0 in December 31, 2025.
(e)(1) See below.
(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g) Non-audit fees billed by the Auditor for services rendered to the Trust and the Service Affiliates during the reporting period were $0 in December 31, 2024 and $0 in December 31, 2025.
(h) The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Trust or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

Audit Fee Information for FVIT:
(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2024 and October 31, 2025 (the “Reporting Periods”) for professional services rendered by the Trust’s principal accountant (the “Auditor”) for the audit of the Trust’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $99,074 in October 31, 2024 and $105,030 in October 31, 2025.
(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the Trust’s financial statements were $0 in October 31, 2024 and $0 in October 31, 2025.
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2024 and $0 in October 31, 2025. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Trust’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Trust (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.
(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Trust, other than the services reported in paragraphs (a) through (c) of this item, were $0 in October 31, 2024 and $0 in October 31, 2025.
The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Service Affiliates, other than the services reported in paragraphs (a) through (c) of this item, were $0 in October 31, 2024 and $0 in October 31, 2025.
There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.
(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) See below.
(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g) Non-audit fees billed by the Auditor for services rendered to the Trust and the Service Affiliates during the reporting period were $0 in October 31, 2024 and $0 in October 31, 2025.
(h) The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Trust or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.
All Trusts:
(e)(1) The Trust’s Audit Committee is directly responsible for approving the services to be provided by the Auditors, including:
(i) pre-approval of all audit and audit related services;
(ii) pre-approval of all non-audit related services to be provided to the Trust by the Auditors;
(iii) pre-approval of all non-audit related services to be provided by the Auditors to the Trust and the Service Affiliates where the non-audit services relate directly to the operations or financial reporting of the Trust; and
(iv) establishment by the Audit Committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the Auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of Audit Committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

EXHIBIT C- SHARES OUTSTANDING AS OF MARCH 13, 2026
Trust	Fund	Number of Shares Outstanding
Franklin Alternative Strategies Funds	Franklin Alternative Strategies Fund	45,984,137.140
Franklin Mutual Series Funds	Franklin Mutual Beacon Fund	186,919,351.437
	Franklin Mutual Global Discovery Fund	295,019,497.039
	Franklin Mutual International Value Fund	37,975,290.516
	Franklin Mutual Quest Fund	165,208,240.567
	Franklin Mutual Shares Fund	267,481,834.207
Franklin Value Investors Trust	Franklin Mutual U.S. Mid Cap Value Fund	20,500,875.830
	Franklin Mutual Small-Mid Cap Value Fund	8,944,692.496
	Franklin Small Cap Value Fund	62,460,311.899
C-1

EXHIBIT D-PRINCIPAL HOLDERS OF SHARES
PRINCIPAL HOLDERS OF FUND SHARES AS OF MARCH 13, 2026
Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
Franklin Alternative Strategies Funds
Franklin Alternative Strategies Fund – Class A	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 921213091	940,962.894	19.15%
Franklin Alternative Strategies Fund – Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	663,508.734	13.50%
Franklin Alternative Strategies Fund – Class A	WFCS LLC 2801 MARKET STREET ST LOUIS MO 631032523	587,846.221	11.96%
Franklin Alternative Strategies Fund – Class A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL 12 NEW YORK NY 100041901	443,836.655	9.03%
Franklin Alternative Strategies Fund – Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990002	330,403.417	6.72%
Franklin Alternative Strategies Fund – Class A	MERRILL LYNCH PIERCE FENNER & SMITH	310,931.171	6.33%

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
	4800 DEER LAKE DR E JACKSONVILLE FL 322466484
Franklin Alternative Strategies Fund – Class A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 554022405	299,338.053	6.09%
Franklin Alternative Strategies Fund – Class C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	42,197.167	15.03%
Franklin Alternative Strategies Fund – Class C	WFCS LLC 2801 MARKET STREET ST LOUIS MO 631032523	41,744.281	14.87%
Franklin Alternative Strategies Fund – Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990002	40,237.071	14.33%
Franklin Alternative Strategies Fund – Class C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 921213091	31,887.237	11.36%
Franklin Alternative Strategies Fund – Class C	RAYMOND JAMES 880 CARILLON PARKWAY ST PETERSBURG FL 337161102	26,416.734	9.41%
Franklin Alternative Strategies Fund – Class R	MATRIX TRUST COMPANY AS AGENT FOR	10,309.673	39.73%*

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
	NEWPORT TRUST COMPANY REID HOSPITAL HEALTHCARE SVCS 45 35 IRON POINT CIRCLE SUITE 300 FOLSOM CA 956308589
Franklin Alternative Strategies Fund – Class R	MICHAEL STUFFLEBEAM TRSTE SMILES IN MOTION PC DEFINED BEN PLN 207 E CHURCH ST STE 3 MARSHALLTOWN IA 501582972	9,806.552	37.79%*
Franklin Alternative Strategies Fund – Class R	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	1,553.876	5.99%
Franklin Alternative Strategies Fund – Class R	MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY REID HOSPITAL HEALTHCARE SVCS 45 35 IRON POINT CIRCLE SUITE 300 FOLSOM CA 956308589	1,478.304	5.70%

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
Franklin Alternative Strategies Fund – Class R6	J.P. MORGAN SECURITIES LLC 575 WASHINGTON BLVD FL 6 JERSEY CITY NJ 073101616	7,892,632.321	83.01%*
Franklin Alternative Strategies Fund – Class R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	1,261,428.245	13.27%
Franklin Alternative Strategies Fund – Advisor Class	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	10,370,492.752	33.18%*
Franklin Alternative Strategies Fund – Advisor Class	SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DR OAKS PA 194569989	5,050,612.198	16.16%
Franklin Alternative Strategies Fund – Advisor Class	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL 12 NEW YORK NY 100041901	3,144,166.861	10.06%
Franklin Alternative Strategies Fund – Advisor Class	WFCS LLC 2801 MARKET STREET ST LOUIS MO 631032523	2,336,921.857	7.48%
Franklin Alternative	CHARLES SCHWAB & CO INC 211 MAIN ST	2,159,813.463	6.91%

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
Strategies Fund – Advisor Class	SAN FRANCISCO CA 941051905
Franklin Alternative Strategies Fund – Advisor Class	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 554022405	1,969,064.581	6.30%
Franklin Alternative Strategies Fund – Advisor Class	UBS WM USA 1000 HARBOR BLVD WEEHAWKEN NJ 070866761	1,922,582.810	6.15%
Franklin Mutual Series Funds
Franklin Mutual Beacon Fund – Class A	EDWARD JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	14,622,437.675	30.66%*
Franklin Mutual Beacon Fund – Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	2,746,672.991	5.76%
Franklin Mutual Beacon Fund – Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990002	2,562,905.090	5.37%
Franklin Mutual Beacon Fund – Class R	MASSACHUSETTS MUTUAL LIFE INS CO 1295 STATE ST SPRINGFIELD MA 011110001	33,950.148	43.41%*
Franklin Mutual Beacon Fund – Class R	HARTFORD LIFE INSURANCE CO PO BOX 2999	27,201.349	34.78%*

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
	HARTFORD CT 061042999
Franklin Mutual Beacon Fund – Class R	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC 717 17TH ST STE 1300 DENVER CO 802023304	11,206.593	14.33%
Franklin Mutual Beacon Fund – Class R6	MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 322466484	8,992,372.577	62.75%*
Franklin Mutual Beacon Fund – Class R6	EDWARD JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	3,035,104.472	21.18%
Franklin Mutual Beacon Fund – Class R6	SERVICES GROUP OF AMERICA INC 100 FRONT ST STE 400 CONSHOHOCKEN PA 194282881	835,105.520	5.83%
Franklin Mutual Beacon Fund – Class Z	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 941051905	11,799,334.607	9.51%
Franklin Mutual Beacon Fund – Class Z	NATIONAL FINANCIAL SERVICES LLC	8,844,846.071	7.13%

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
	499 WASHINGTON BLVD JERSEY CITY NJ 073101995
Franklin Mutual Global Discovery Fund – Class A	EDWARD JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	44,616,386.803	26.15%*
Franklin Mutual Global Discovery Fund – Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	12,282,186.945	7.20%
Franklin Mutual Global Discovery Fund – Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990002	11,637,174.011	6.82%
Franklin Mutual Global Discovery Fund – Class A	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 921213091	11,254,697.212	6.60%
Franklin Mutual Global Discovery Fund – Class C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 921213091	211,657.833	6.06%
Franklin Mutual Global Discovery Fund – Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990002	211,412.428	6.05%
Franklin Mutual Global Discovery Fund – Class R	STATE STREET BANK AND TRUST	996,459.073	28.66%*

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
	AS TRUSTEE AND/OR CUSTODIAN 1 LINCOLN ST FL 1 BOSTON MA 021112901
Franklin Mutual Global Discovery Fund – Class R	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 802023304	681,492.033	19.60%
Franklin Mutual Global Discovery Fund – Class R	HARTFORD LIFE INSURANCE CO PO BOX 2999 HARTFORD CT 061042999	551,720.290	15.87%
Franklin Mutual Global Discovery Fund – Class R	VOYA RETIREMENT INSURANCE AND ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 060954773	258,145.385	7.43%
Franklin Mutual Global Discovery Fund – Class R6	EDWARD JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	11,173,221.037	76.67%*
Franklin Mutual Global Discovery Fund – Class R6	CHARLES SCHWAB & CO INC 211 MAIN ST	1,202,030.968	8.25%

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
	SAN FRANCISCO CA 941051905
Franklin Mutual Global Discovery Fund – Class Z	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	10,160,250.724	9.88%
Franklin Mutual Global Discovery Fund – Class Z	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 941051905	9,813,180.458	9.54%
Franklin Mutual International Value Fund – Class A	EDWARD JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	1,463,026.798	10.84%
Franklin Mutual International Value Fund – Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990002	1,209,750.516	8.96%
Franklin Mutual International Value Fund – Class A	MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 322466484	1,170,661.923	8.67%
Franklin Mutual International Value Fund – Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	1,030,757.878	7.63%

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
Franklin Mutual International Value Fund – Class A	WFCS LLC 2801 MARKET STREET ST LOUIS MO 631032523	817,829.462	6.06%
Franklin Mutual International Value Fund – Class A	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL 12 NEW YORK NY 100041901	775,409.916	5.74%
Franklin Mutual International Value Fund – Class A	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 921213091	746,090.817	5.53%
Franklin Mutual International Value Fund – Class C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL 12 NEW YORK NY 100041901	32,828.672	12.72%
Franklin Mutual International Value Fund – Class C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 921213091	17,992.802	6.97%
Franklin Mutual International Value Fund – Class C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	17,940.094	6.95%
Franklin Mutual International Value Fund – Class C	RAYMOND JAMES 880 CARILLON PARKWAY	13,221.681	5.12%

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
	ST PETERSBURG FL 337161102
Franklin Mutual International Value Fund – Class C	WFCS LLC 2801 MARKET STREET ST LOUIS MO 631032523	12,993.435	5.03%
Franklin Mutual International Value Fund – Class R	SAMMONS FINANCIAL NETWORK LLC 8300 MILLS CIVIC PKWY WEST DES MOINES IA 502663833	157,897.508	58.88%*
Franklin Mutual International Value Fund – Class R	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 802023304	69,825.145	26.04%*
Franklin Mutual International Value Fund – Class R	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 941051905	22,934.666	8.55%
Franklin Mutual International Value Fund – Class R6	EDWARD JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	451,123.021	31.97%*
Franklin Mutual International	NATIONAL FINANCIAL SERVICES LLC	382,364.909	27.09%*

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
Value Fund – Class R6	499 WASHINGTON BLVD JERSEY CITY NJ 073101995
Franklin Mutual International Value Fund – Class R6	MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 322466484	332,701.680	23.58%
Franklin Mutual International Value Fund – Class Z	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	4,506,047.631	20.00%
Franklin Mutual International Value Fund – Class Z	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 941051905	2,392,623.656	10.62%
Franklin Mutual International Value Fund – Class Z	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL 12 NEW YORK NY 100041901	2,335,610.381	10.36%
Franklin Mutual Quest Fund – Class A	EDWARD JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	7,105,283.510	19.91%
Franklin Mutual Quest Fund – Class A	PERSHING LLC 1 PERSHING PLAZA	2,506,618.051	7.02%

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
	JERSEY CITY NJ 073990002
Franklin Mutual Quest Fund – Class A	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 921213091	2,384,403.893	6.68%
Franklin Mutual Quest Fund – Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	2,312,877.970	6.48%
Franklin Mutual Quest Fund – Class C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 921213091	389,053.699	31.73%*
Franklin Mutual Quest Fund – Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990002	75,388.597	6.15%
Franklin Mutual Quest Fund – Class R	SAMMONS FINANCIAL NETWORK LLC 8300 MILLS CIVIC PKWY WEST DES MOINES IA 502663833	124,145.051	62.30%*
Franklin Mutual Quest Fund – Class R	DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS 711 HIGH STREET DES MOINES IA 50303	26,133.541	13.11%

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
Franklin Mutual Quest Fund – Class R	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 802023304	13,252.069	6.65%
Franklin Mutual Quest Fund – Class R6	EDWARD JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	1,452,087.711	81.23%*
Franklin Mutual Quest Fund – Class Z	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 941051905	8,105,857.577	6.42%
Franklin Mutual Quest Fund – Class Z	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	7,220,046.508	5.72%
Franklin Mutual Shares Fund – Class A	EDWARD JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	23,685,317.189	23.35%
Franklin Mutual Shares Fund – Class A	NATIONAL FINANCIAL SERVICES LLC	6,531,777.696	6.44%

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
	499 WASHINGTON BLVD JERSEY CITY NJ 073101995
Franklin Mutual Shares Fund – Class A	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 921213091	5,827,158.821	5.74%
Franklin Mutual Shares Fund – Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990002	5,540,442.786	5.46%
Franklin Mutual Shares Fund – Class R	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 802023304	406,598.187	30.02%*
Franklin Mutual Shares Fund – Class R	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	153,774.013	11.36%
Franklin Mutual Shares Fund – Class R	HARTFORD LIFE INSURANCE CO PO BOX 2999 HARTFORD CT 061042999	100,634.181	7.43%
Franklin Mutual Shares Fund – Class R	VOYA RETIREMENT INSURANCE AND ANNUITY CO	92,219.785	6.81%

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
	1 ORANGE WAY B3N WINDSOR CT 060954773
Franklin Mutual Shares Fund – Class R6	FT COREFOLIO ALLOCATION FUND F/T FUND ALLOCATOR SERIES 500 E BROWARD BLVD FORT LAUDERDALE FL 333943000	9,268,764.375	74.41%*
Franklin Mutual Shares Fund – Class R6	EDWARD JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	2,502,753.465	20.09%
Franklin Mutual Shares Fund – Class Z	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	12,547,895.947	8.31%
Franklin Mutual Shares Fund – Class Z	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 941051905	10,763,668.618	7.13
Franklin Value Investors Trust
Franklin Mutual U.S. Mid Cap Value Fund – Class A	EDWARD JONES & CO 12555 MANCHESTER ROAD	6,486,089.167	36.40%*

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
	SAINT LOUIS MO 631313710
Franklin Mutual U.S. Mid Cap Value Fund – Class C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 921213091	36,641.924	20.36%
Franklin Mutual U.S. Mid Cap Value Fund – Class C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	13,571.884	7.54%
Franklin Mutual U.S. Mid Cap Value Fund – Class R	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 802023304	49,033.757	34.78%
Franklin Mutual U.S. Mid Cap Value Fund – Class R	VOYA RETIREMENT INSURANCE AND ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 060954773	29,227.533	20.73%
Franklin Mutual U.S. Mid Cap Value Fund – Class R	EMPOWER TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	24,756.727	17.56%

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
Franklin Mutual U.S. Mid Cap Value Fund – Class R	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC 717 17TH ST STE 1300 DENVER CO 802023304	12,209.124	8.66%
Franklin Mutual U.S. Mid Cap Value Fund – Class R6	EDWARD JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	853,576.418	89.42%*
Franklin Mutual U.S. Mid Cap Value Fund – Advisor Class	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	417,088.035	29.67%*
Franklin Mutual U.S. Mid Cap Value Fund – Advisor Class	RUPERT H JOHNSON JR TR 1 FRANKLIN PKWY SAN MATEO CA 944031906	212,002.664	15.08%
Franklin Mutual U.S. Mid Cap Value Fund – Advisor Class	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 941051905	79,833.215	5.68%
Franklin Mutual U.S. Mid Cap Value Fund – Advisor Class	RAYMOND JAMES 880 CARILLON PARKWAY ST PETERSBURG FL 337161102	78,434.428	5.58

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
Franklin Mutual Small-Mid Cap Value Fund – Class A	BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE ROAD KING OF PRUSSIA PA 194061212	1,571,371.113	21.50%
Franklin Mutual Small-Mid Cap Value Fund – Class A	EDWARD JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	911,465.012	12.47%
Franklin Mutual Small-Mid Cap Value Fund – Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	719,906.528	9.85%
Franklin Mutual Small-Mid Cap Value Fund – Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990002	425,847.224	5.83%
Franklin Mutual Small-Mid Cap Value Fund – Class R6	EDWARD JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	325,115.417	52.81%*
Franklin Mutual Small-Mid Cap Value Fund – Class R6	FIIOC SMC CORPORATION RETIREMENT 100 MAGELLAN WAY	95,848.321	15.57%

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
	COVINGTON KY 410151987
Franklin Mutual Small-Mid Cap Value Fund – Class R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990002	71,631.094	11.63%
Franklin Mutual Small-Mid Cap Value Fund – Class R6	ASCENSUS TRUST COMPANY FBO ARBITER PARTNERS CAPITAL MGMT 401 K P O BOX 10758 FARGO ND 58106	36,642.543	5.95%
Franklin Mutual Small-Mid Cap Value Fund –Advisor Class	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	164,355.315	16.10%
Franklin Mutual Small-Mid Cap Value Fund –Advisor Class	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990002	157,974.054	15.48%
Franklin Mutual Small-Mid Cap Value Fund –Advisor Class	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 554022405	76,373.730	7.48%
Franklin Mutual Small-Mid Cap Value Fund –Advisor Class	RUPERT H JOHNSON JR TR 1 FRANKLIN PKWY SAN MATEO CA 944031906	72,281.867	7.08%
Franklin Mutual Small-Mid Cap Value Fund –Advisor Class	LPL FINANCIAL 4707 EXECUTIVE DRIVE	63,267.853	6.20%

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
	SAN DIEGO CA 921213091
Franklin Small Cap Value Fund – Class A	EDWARD JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	4,825,586.269	24.67%
Franklin Small Cap Value Fund – Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	1,372,477.359	7.02%
Franklin Small Cap Value Fund – Class A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990002	1,184,336.448	6.06%
Franklin Small Cap Value Fund – Class A	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 921213091	1,130,291.854	5.78%
Franklin Small Cap Value Fund– Class C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 921213091	61,100.625	8.13%
Franklin Small Cap Value Fund– Class C	WFCS LLC 2801 MARKET STREET ST LOUIS MO 631032523	57,870.349	7.70%
Franklin Small Cap Value Fund– Class C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990002	49,089.425	6.54%

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
Franklin Small Cap Value Fund– Class C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	48,629.902	6.47%
Franklin Small Cap Value Fund– Class C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL 12 NEW YORK NY 100041901	41,523.891	5.53%
Franklin Small Cap Value Fund– Class R	HARTFORD LIFE INSURANCE CO PO BOX 2999 HARTFORD CT 061042999	281,877.199	16.54%
Franklin Small Cap Value Fund– Class R	EMPOWER TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801115002	207,607.749	12.18%
Franklin Small Cap Value Fund– Class R	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN 1 LINCOLN ST FL 1 BOSTON MA 021112901	184,194.959	10.81%
Franklin Small Cap Value Fund– Class R	DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS 711 HIGH STREET	121,653.286	7.14%

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
	DES MOINES IA 50303
Franklin Small Cap Value Fund– Class R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	3,988,208.190	19.60%
Franklin Small Cap Value Fund– Class R6	DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS 711 HIGH STREET DES MOINES IA 50303	1,913,126.471	9.40%
Franklin Small Cap Value Fund– Class R6	MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 322466484	1,614,581.697	7.94%
Franklin Small Cap Value Fund– Class R6	CHAIR OF THE BRD OF TRUSTEES OF TN FBO STATE OF TENNESSEE 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	1,477,073.738	7.26%
Franklin Small Cap Value Fund – Advisor Class	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990002	5,526,428.947	27.50%*
Franklin Small Cap Value Fund – Advisor Class	NATIONAL FINANCIAL SERVICES LLC	3,290,579.300	16.37%

Trust/Fund	Name and Address of Account	Number of Shares	Percentage*
	499 WASHINGTON BLVD JERSEY CITY NJ 073101995
Franklin Small Cap Value Fund – Advisor Class	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 941051905	2,008,391.108	9.99%
Franklin Small Cap Value Fund – Advisor Class	MERRILL LYNCH PIERCE FENNER & SMITH 4800 DEER LAKE DR E JACKSONVILLE FL 322466484	1,136,087.838	5.65%
Franklin Small Cap Value Fund – Advisor Class	MAC CO A C 999650 500 GRANT STREET PITTSBURGH PA 15258	1,130,423.385	5.63%
Franklin Small Cap Value Fund – Advisor Class	WFCS LLC 2801 MARKET STREET ST LOUIS MO 631032523	1,122,574.095	5.89%

*
Shareholders who beneficially own 25% or more of the outstanding shares of the Fund or who are otherwise deemed to “control” the Fund may be able to significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

FRANKLIN TEMPLETON

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V85019-S33367

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees has voted in favor of the proposal and recommends that you vote "FOR" each nominee.

	For All	Withhold All	For All Except
1. For each Fund of each Trust. To elect ten Trustee nominees to the Board of Trustees.	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

01) Harris J. Ashton
02) Ann Torre Bates
03) Terrence J. Checki
04) Mary C. Choksi
05) Edith E. Holiday
06) J. Michael Luttig
07) Larry D. Thompson
08) Valerie M. Williams
09) Gregory E. Johnson
10) Rupert H. Johnson, Jr.

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted "FOR" each nominee.

NOTE: Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Proxy Statement for this Meeting is available at www.proxyvote.com

To ensure your privacy, there is no personal information required to view or request materials and/or vote. The control number listed below is a unique identifier created for the proxy and this proxy only. It is not linked to your account number, nor can it be used in any other manner other than this proxy

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

V85020-S33367

PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD JUNE 4, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced fund (the "Fund") and appoints Alison Baur, Jeremy Clemens, Marc De Oliveira and Navid Tofigh, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders ("Meeting") to be held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 at 1:00 p.m., Pacific time on June 4, 2026, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. **IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED "FOR" EACH NOMINEE. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL JOINT MEETING OR ANY ADJOURNMENT THEREOF.**